Exhibit 1.2
Organization
Regulations
of UBS AG
Valid as of 5 January 2026
The present text is a translation of the original German Organization Regulations („Organisationsreglement“) which constitute the definitive text and are binding in law.
Internal

Contents
Abbreviations and definitions 3
Introduction
1
Basis and purpose
5
2
Organization of UBS AG
5
Board of Directors
3
Membership
7
4
Constitution
7
5
Responsibilities and authorities
7
6
Meetings
8
7
Resolutions
9
8
Information rights
9
9
Self-assessment
10
10
Chairman
10
11
Vice Chairmen
10
12
Company Secretary
11
13
Board Committees
11
Executive Board
14
Delegation
12
15
Executive Board
12
16
President of the Executive Board
13
17
Chief Financial Officer
14
18
Chief Risk Officer
14
19
General Counsel
14
20
Chief Compliance and Operational Risk Control Officer
14
21
Head Human Resources and Corporate Services
15
22
Chief Operating Officer
15
23
Regional Presidents
15
24
Divisional Presidents
15
25
Committees
15
Internal Audit
26
Scope, responsibilities, authorities and reporting
17
27
IA Executive UBS AG
17
Special provisions
28
Authority to sign
18
29
Form of signature
18
30
Conduct of Board and EB members
18
31
Entry into force, amendments
19
Annexes
A
Organizational chart of UBS AG
20
B
Charter of the Committees of the Board
22
C
Key Approval Authorities (kept internally)

Abbreviations and definitions
Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.
AC
Audit Committee
AGM
Annual General Meeting of the shareholders of UBS AG
ALCO Asset and Liability Committee
AoA
Articles of Association of UBS AG
BD(s)
Business division(s), organizational units of the business as set out in the UBS Group AG Organization
Regulations
Board/BoD Board of Directors of UBS AG; non-executive Board members who do not perform management functions within UBS AG
Business Regulations
Regulations issued by the Executive Board
CCORCO Chief Compliance and Operational Risk Control Officer of UBS AG
CFO Chief Financial Officer of UBS AG
Chairman
Chairman of the Board
Chairpersons Board members who chair the Committees
CO
Swiss Code of Obligations
Committees
Committees of the Board as set out in section 2.1
Committees’ charter
Charter of the Committees of the Board setting out the objectives, composition, authorities and responsibilities of the permanent Committees
Company Secretary Company Secretary of the Board
CompCo Compensation Committee
COO Chief Operating Officer of UBS AG
Corporate Bodies
The Board and bodies of UBS AG exercising delegated Board functions, such as the Committees, the EB, committees established by the EB, IA of UBS AG or other bodies mentioned herein
CRO Chief Risk Officer of UBS AG
Divisional
President/DP
Divisional Presidents are the heads of the respective BDs, as set out in the UBS Group AG Organization
Regulations
EGM Extraordinary General Meeting of the shareholders of UBS AG
Executive Board / EB
Executive Board of UBS AG
EB Committees Committees of the EB as set out in section 26
Financial statements
Quarterly and annual financial statements of UBS AG
FINMA
Swiss Financial Market Supervisory Authority
FRC
Finance and Risk Committee
Functional Head / FH
CFO,
CRO, GC, CCORCO, Head HRCS and COO
GC General Counsel of UBS AG
GF(s) Group Function(s), comprising the functions as set out in the UBS Group AG Organization Regulations
Group CEO
Group Chief Executive Officer
Group IA
Internal Audit of the Group
Head HRCS Head Human Resources and Corporate Services of UBS AG
HR
Human Resources
IA Internal Audit of UBS AG under the oversight of the IA Executive UBS AG
IA Executive UBS AG IA Executive of UBS AG
ICAAP Internal Capital Adequacy Assessment Process
ORs
Organization Regulations of UBS AG including annexes
Other UBS Entities Entities of the Group which are neither Significant Group Entities nor Significant Regional Entities

PRA Prudential Regulation Authority (Bank of England)
President of the EB President of the Executive Board of UBS AG
RC
Risk Committee
Regional President /
RP
Regional Presidents as set out in the UBS Group AG Organization Regulations and in the RP terms of reference
Region(s) Region(s), comprising the geographical regions as set out in the UBS Group AG Organization
Regulations
Risk Authorities Internal document setting out the high-level delegated authorities for risk management and control for UBS AG
Shareholders
Shareholders of UBS AG
Significant Branches Branches of subsidiaries of the Group subject to enhanced standards of corporate governance as designated by the Group CEO
Significant Group
Entities / SGEs
Significant subsidiaries of the Group subject to enhanced standards of corporate governance as designated by the UBS Group AG Governance and Nominating Committee
Significant Regional
Entities / SREs
Subsidiaries of the Group subject to enhanced standards of corporate governance as designated by the Group CEO
SOX Sarbanes–Oxley Act
Stakeholders
Persons, groups or organizations that have a direct or indirect stake in UBS AG and may, as a result,
affect or be affected by UBS AG’s actions, objectives and policies
UBS/Group UBS Group AG and its subsidiaries; the UBS group of companies
UBS AG Entities
All subsidiaries (excluding Special Purpose Entities) which are either wholly or majority, directly or indirectly owned or otherwise controlled by UBS AG and which are intended to be held indefinitely
UBS Group AG
UBS Group AG, the listed parent company of the Group
Vice Chairman The Vice Chairman of the Board as set out in section 11

Introduction
1 Basis and purpose
1.1 Basis
These ORs
are enacted
by the
Board of
UBS AG
pursuant to
article 716b
of the
CO and
articles 24 and 26 of the AoA.
1.2 Purpose
The purpose of these ORs is:
(i)
to implement
and supplement
requirements contained
in applicable
laws, regulations
and the AoA having regard to pertinent codes of best practice; and
(ii)
to define the
functions, responsibilities and
authorities of UBS
AG’s Corporate Bodies
and their members.
Mandatory provisions
of applicable
laws, rules
and regulations
or rules
contained in
the
AoA take precedence over the ORs.
2 Organization of UBS AG
2.1 Organization in general UBS AG and its business are organized as follows:
(i) The Board, under the leadership of the Chairman, has the ultimate responsibility for the
direction,
supervision
and
control
of
UBS
AG,
and
performs
the
other
duties
described herein or as prescribed by mandatory provisions of law.
The Board is
responsible for deciding
all matters and
taking business decisions
where
such decisions exceed the authority delegated
by the Board to the Committees,
the EB
or the President of the EB.
(ii)
As
provided
by
mandatory
law,
rules
and
regulations,
the
AoA
or
these
ORs,
the
executive management of UBS
AG is delegated to
the EB under the
leadership of the
President
of
the
EB.
The
EB
is
the
highest
executive
body
of
UBS
AG.
Under
consideration of
applicable regulatory
requirements, the
President of
the Executive
Board of UBS Switzerland AG may not be a member of the UBS AG EB.
(iii)
The
following
permanent
Committees
assist
the
Board
in
the
performance
of
its
responsibilities:
(a)
the Audit Committee;
(b) the Compensation Committee; and
(c) the Risk Committee.
(iv)
The
following
permanent
EB
Committees
assist
the
EB
in
the
performance
of
its
responsibilities:
(a) the Asset and Liability Committee; and
(b) the Finance and Risk Committee.
2.2
Group steering UBS Group AG
, as the listed parent company
of the Group, controls directly or indirectly
all
subsidiaries,
including
UBS
AG,
and
leads
the
Group
by
setting
a
harmonized
strategic
direction. To facilitate consolidated and integrated supervision, UBS Group AG further sets principles and
organizational structures
to enable
efficient and
coordinated management
of
the
Group and
control
of
its
subsidiaries.
To
this end
and
in compliance
with
FINMA
principles
of
consolidated
supervision,
UBS
Group
AG
issues
a
Group
Management
Regulation to further
regulate the tasks,
roles and responsibilities
of the corporate
bodies
of UBS Group AG for oversight and management of the Group and its subsidiaries.
Notwithstanding
th
ese
endeavors,
the
legal
independence
of
UBS
AG,
including
formal
decision-making
by
the
Corporate
Bodies
as
required
under
applicable
constitutional
documents, and
the provisions
of applicable
local laws,
rules and
regulations relating
to
UBS AG, must be observed to the extent legally required.

2.3 UBS AG as a subsidiary
of UBS Group AG
UBS
AG
is
a
subsidiary
of
UBS
Group
AG.
As
such
it
may
fulfill
strategic,
financial
and
management functions
not only
for itself,
but also
with respect
to the
Group. In
view of
this function, the Corporate Bodies of UBS AG
may have to resolve on matters that pertain
both to UBS AG and the Group. To this end, UBS AG:
(i)
develops
and
implements
its
business
strategies
and
business
plans,
as
well
as
appropriate risk
management and
internal control
frameworks, in
accordance with
strategies, targets and policies defined by the Group;
(ii)
manages its subsidiaries in accordance with
the UBS entity framework and
with the
FINMA
principles
of
consolidated
supervision.
UBS
AG
issues
the
necessary
regulations,
policies
and
instructions,
ensures
logistical
support,
maintains
commensurate control functions and allocates the authority necessary for an orderly and efficient conduct of the business of its subsidiaries; and
(iii)
works closely with the BDs and the GF
of the Group in order to identify and benefit
from synergies and to realize earnings potential and cost savings.
2.4 Banking business of
UBS AG
The banking
business and
support operations
of UBS
AG are
performed by
itself and
its
direct or indirect subsidiaries. Each subsidiary has its own constitutional documents, which must be in line with applicable local laws, rules and regulations.
2.5 Transparency,
collaboration and
reporting within
the Group
Subject to and
in accordance with
applicable local laws,
rules and
regulations, Corporate
Bodies are bound
to ensure transparency
and collaboration within
the Group and
may have
additional responsibilities and
reporting lines within
the Group in
addition to their
reporting
lines within UBS AG. Any resulting conflicts of interest
shall be governed by the provisions
of
the
Organization
Regulations
(or
similar
constitutional
documents)
of
the
companies
concerned.

Board of Directors
3 Membership
3.1 Election proposal
In
consultation
with
the
Chairman,
the
Board
proposes
candidates
for
election
by
the
shareholders.
3.2 Independence of
Board members
The
Board’s
proposal
for
election
ensures
that
one
-third
of
the
Board
members
will
be
independent.
For
this
purpose,
independence
is
determined
in
accordance
with
FINMA
circular 2017/1 “Corporate governance
– banks.” Furthermore, there
must be a sufficient
number
of
Board
members
who
meet
the
independence
criteria
for
the
Committee
members set out
in the annex
“Charter of the
Committees of the
Board.” The Chairman
does not need to be independent.
3.3 Notification duty
Each Board
member must
notify the
Chairman immediately
if circumstances
change in
a
manner that may affect their independence.
3.4 Expectations of the
Board members
The Board,
as a group,
must have the
necessary qualifications,
skills and
diversity to perform
all Board duties. In particular, the
Board must together possess financial
literacy, experience
in banking and risk management, as well as international experience, including experience of international financial matters, and knowledge of the duties of directors.
Candidates for election
to the Board
shall be considered
in light of
their personal
experience
and abilities,
including any
specialist knowledge
or skills
required to
fulfill specific
Board
functions
as
outlined
herein,
as
well
as
their
ability
to
contribute
to
building
a
complementary and effective Board.
4 Constitution
4.1 Number of members The Board consists of five to twelve Board members as per article 18 of the AoA.
4.2 Term of office
The term of
office for each
Board member is one
year
, pursuant to
article 19 of
the AoA.
Subject to
election by
shareholders, Board
members are
normally expected
to serve
for a
minimum of three years. No Board member may serve for more than 10 consecutive terms of office, in exceptional circumstances the Board can extend this limit.
4.3 Constitutional meeting The Board constitutes itself at its first meeting following the AGM. In this meeting
(i)
the Vice Chairmen;
(ii) the Chairpersons of the Committees; and
(iii) the Committee members
are appointed by the Board.
The Board may remove these Board members from their special functions at any time.
5 Responsibilities and authorities
5.1 In general
In addition to mandatory
provisions of law, rules,
regulations and the AoA
, the Board has
the responsibilities and authorities set out in these ORs.
5.2 Supervision
The Board is responsible for
the overall direction, supervision and
control of UBS AG and
its
management,
as
well
as
for
supervising
compliance
with
applicable
laws,
rules
and
regulations.
5.3 Ultimate responsibility
The
Board
has
ultimate
responsibility
for
the
success
of
UBS
AG
and
for
delivering
sustainable shareholder
value within
a framework
of prudent
and effective
controls and
subject
to
the
parameters
set
by
the
Group.
It
decides
on
UBS
AG’s
strategy
and
the
necessary financial and human resources upon recommendation of the President of the EB and sets UBS AG’s values and
standards to ensure that its obligations
to shareholders and
other stakeholders are met.

5.4
Strategy and financial
success
Taking
into
account
the
Group’s
overall
strategy
and
interests,
the
Board’s
ultimate
responsibility for strategy and financial success includes in particular:
(i)
deciding the strategy
of UBS AG
upon recommendation of
the President of
the EB,
taking into
account the proposals
and alternatives
presented, including
material risks,
opportunities and impacts;
(ii)
approving the principles of the risk management and
control framework of UBS AG,
including the
Risk Appetite
Framework and
overall risk
appetite statement
of UBS
AG;
(iii)
deciding
whether
UBS
AG
should
enter
substantial
new
business
areas
or
exit
an
existing business area, in cases where
the entry or exit is not
covered by the current
approved strategic framework; and
(iv)
approving
major
acquisitions,
mergers,
disposals
or
capital
expenditure,
including
decisions on
major changes
to the company
structure, major
changes in its
Significant
Group Entities, and other projects of strategic importance for UBS AG.
5.5 Finance
With
respect
to
the
ultimate
responsibility
for
the
financial
situation,
the
Board
has
in
particular the following duties:
(i)
approving the applicable accounting standards and financial control frameworks, as
well as significant changes to them;
(ii)
annually
reviewing
and
approving
the
three-year
strategic
plan
and
one-year
operating plan of UBS AG, including the financial
objectives and a capital allocation
framework, as well as the capital and liquidity planning;
(iii)
annually reviewing and approving of the ICAAP assessment of UBS AG;
(iv)
reviewing
and
approving
the
annual
financial
statements
of
UBS
AG
and,
where
applicable, the quarterly financial statements; and
(v)
reviewing and approving the
consolidated annual and quarterly
financial statements,
and the consolidated annual report of UBS AG prior to its submission to the AGM.
5.6 Organization The Board is responsible for establishing an appropriate business organization, including in particular:
(i)
approving and
regularly reviewing
the governance
principles and
the management
structures as set out herein;
(ii) appointing and removing EB members, the Company Secretary and the IA Executive
UBS AG and reviewing their performance;
(iii)
overseeing the effectiveness of the
business organization and management informa-
tion system implemented by the EB;
(iv) supervising the internal control system;
(v) approving the charter for IA and monitoring IA; and
(vi) approving the compensation and benefits principles of UBS AG.
5.7 Meetings of shareholders The Board has a duty to convene AGMs and EGMs, prepare the agenda for such meetings and implement resolutions adopted by the shareholders.
5.8 Loss of equity
In
case
of
financial
difficulties
or
insufficient
equity,
the
Board
must
undertake
all
steps
required under applicable law.
5.9 Delegation In addition to the organization set out in these ORs and w ithin the limits of applicable law, regulations and the AoA, the Board may delegate part of its responsibilities and authorities to:
(i) the Committees;
(ii) individual Board members;
(iii) the EB; and
(iv) individual EB members.
5.10 Advice from third parties
The
Board
and
the
Committees
may,
in
performing
their
duties,
take
advice
from
third
parties.
6 Meetings
6.1
Number of meetings The Board meets as often as business requires, and at least six times a year.
6.2 Convening meetings
Board meetings are
convened by the
Chairman. Upon written
request
, including reasons,
of
any
Board
member
or
the
President
of
the
EB
addressed
to
the
Chairman,
he
shall
convene a Board meeting in accordance with sections 6.3 and 6.4.
6.3 Invitation
The Chairman
or, if
absent, one
of the
Vice Chairmen
invites the
Board members
to the
Board meetings in writing (including by e-mail or other electronic means).

6.4 Agenda and notice
period
The
invitation
contains
the
agenda
and
must
be
sent
to
Board
members
and
other
attendees
as
a
rule
at
least
five
business
days
prior
to
the
date
of
the
Board
meeting
together with
all necessary
supporting material.
In exceptional
cases, supporting material
may be sent later to allow
the Board to receive the latest
available information. This applies
in particular to updates on financial data.
In time
-critical cases (as determined at the Chairman’s discretion), a Board meeting may be
held and the supporting material may be sent at shorter notice.
6.5 Chair Board meetings are chaired by the Chairman or, if absent, by one of the Vice Chairmen or, in their absence, by another Board member selected by the Board members present.
6.6 Attendees
The Board may hold Board meetings as determined by the Chairman:
(i)
with or
without the
participation of
the President
of the
EB and
all or
some of
the
other EB members; and
(ii) with the participation of other persons, who are invited to attend.
6.7 Meeting format Board meetings may be held in person or by audio or video conference.
6.8 Minutes of Board
meetings
The minutes (including its annexes as presented to the Board) contain all Board resolutions made and reflect in a general manner the considerations which led to the decisions made.
Dissenting
opinions
of
and
votes
cast
by
Board
members
must
also
be
reflected
in
the
minutes.
6.9 Form of minutes,
inspection rights
The minutes
must be
signed by
the Board
member chairing
the meeting
(in accordance
with section
6.5) and
the keeper
of the
minutes and
must be
made available
for review
prior
to
the
next
Board
meeting
at
which
these
shall
be
approved.
Board
members
are
entitled to examine the minutes of any Board meeting at any time.
7 Resolutions
7.1 Quorum of attendance
The presence of either the
Chairman or one of the
Vice Chairmen as well as
of the majority
of
the
Board
members
is
required
to
pass
valid
Board
resolutions.
If
this
quorum
is
not
present, the Chairman can seek
a circular resolution of the
Board (see section 7.4). No
such
quorum
is
required
for
decisions
confirming,
implementing
and
amending
resolutions
relating to changes to capital and changes
in currency of the share capital (article
22(2) of
the AoA).
7.2 Quorum of resolutions,
decisive vote
Board resolutions are passed by a majority of the votes
of Board members present; in case
of a tie, the vote of the Board member chairing the meeting is decisive (article 22(1) of the
AoA).
7.3 Resolutions on items
not
on agenda
If time
-critical matters arise
after a Board meeting
has already been convened,
such matters
may be
discussed at
the Board
meeting and
Board resolutions
made if
a majority
of all
Board
members present agree.
If feasible, a
revised agenda will
be sent to
all Board members
prior
to the
meeting. Absent
Board members
are informed
of the
resolution made
after the
Board
meeting.
7.4 Circular resolutions Board resolutions may be passed in writing (including by e -mail or other electronic means)
if the matter is time-critical, or no material discussions are required as the matter is routine or has been pre-discussed at a previous Board meeting. A proposal for a circular resolution must be communicated to all Board members and is only deemed to have passed if:
(i)
more than
two-thirds of
all Board
members cast
a vote
or give
written notice
that
they abstain; and
(ii)
a majority of
all Board members
participating in this
circular resolution approve
the
proposed resolution; and
(iii)
no Board member requests a Board
meeting in relation to the
subject matter of the
proposed Board resolution within the deadline set for response to the proposal.
7.5
Effect of circular
resolutions
A circular
resolution is
as binding
as a
Board resolution
adopted at
a Board
meeting and
must be
recorded under
a separate
heading in
the Board
minutes prepared
pursuant to
sections 6.8 and 6.9 for the next Board meeting.
8 Information rights
8.1 Right of information
Board members
have the
right to
access all
information concerning
the business
and the
affairs of
UBS AG
as may
be necessary
or helpful
for them
to fulfill
their duties
as Board
members.

8.2 Request for information
during Board meetings
At Board
meetings, any
Board member
is entitled
to request
information on
any matter
relating to UBS AG
regardless of the agenda,
and the Board or
EB members present must
provide such information to the best of their knowledge.
8.3 Request for information
outside of Board meetings
Should a Board member require information or wish to review documents outside a Board meeting, such request
must be
routed through
the Company
Secretary and addressed
to
the Chairman.
8.4 Request for information
outside of Committee
meetings
Should
a
Chairperson
require
information
or
wish
to
review
documents
outside
a
Committee
meeting,
they
can,
within
the
range
of
responsibilities
of
their
Committee,
address their request to a member of the
EB directly, to the IA or to
external auditors. The
Chairman and the President of the EB must be informed as appropriate.
9 Self-assessment
9.1 Board self -assessment
At least
annually, the
Board reviews
its own
performance, as
well as
the performance
of
each
of
the
Committees.
Such
a
review seeks
to
determine whether
the
Board and
the
Committees function effectively and efficiently.
9.2
Performance evaluation
In
light
of
the
annual
performance
evaluation,
the
Board
must
consider
whether
any
changes should be made to the membership of the Board or Committees.
10 Chairman
10.1 Election
The Board
proposes the
Chairman who
in turn
is elected
by shareholders
at the
general
meeting.
10.2 In general
The Chairman leads
the Board.
He further coordinates
the tasks within
the Board and,
in
particular, calls Board meetings and sets their agenda.
10.3 Shareholders’ meetings
In accordance with article 13 of
the AoA the Chairman presides
over the AGMs and EGMs.
10.4 Coordination of
Committee work and
Chairman’s attendance
The Chairman coordinates, together with the
Chairpersons, the work of all Committees.
In
consultation with the
relevant Chairperson, the
Chairman or one
of the Vice
Chairmen may
attend meetings of the Committees.
10.5 External communication
The
Chairman,
together
with
the
President
of
the
EB,
undertakes
responsibility
for
UBS
AG's
reputation,
is
further
closely
involved
in
and
responsible
for
ensuring
effective
communication
with
shareholders
and
stakeholders,
including
government
officials,
regulators and public organizations.
The Chairman is the
primary representative of the
Board and, together with
the President
of the EB, of UBS AG with the media.
10.6 Relationship with Board
and EB
The Chairman establishes and maintains close and constructive working relationships with and promotes
open communication
between the
Board and
the President
of the
EB and
the
other
EB
members,
providing
advice
and
support
to
them
while
respecting
that
executive
management
responsibility
is
delegated
to
the
EB.
Where
appropriate,
the
Chairman ensures effective
challenge of the
President of the
EB and the
EB by
the Board
and the Committees and fosters ongoing and effective monitoring of performance.
10.7 Further responsibilities
and authorities
Further details of the responsibilities and authorities delegated to the Chairman are set out
in the annexes to these ORs.
11 Vice Chairmen
11.1 Appointment and
authorities
The Board appoints
one or more
Vice Chairmen. A
Vice Chairman is
required to lead
the
Board in the absence of the Chairman, to
provide support and advice to the Chairman and
to undertake such
specific additional duties
or functions as
the Board may
entrust to him
from time to time.
11.2 Further responsibilities
and authorities
Further details of
the responsibilities and
authorities delegated to
the Vice Chairmen
are set
out in the annexes to these ORs.

12 Company Secretary
12.1 Appointment and function At the constitutional meeting of the Board, the Board appoints a Company Secre tary, who acts as secretary to the Board and its Committees.
12.2 Responsibilities and
authorities
The
Company
Secretary
prepares
the
agenda
for
each
Board
meeting,
keeps
the
Board
minutes
and
the
Committees’
minutes
and
assists
the
Board
and
its
members
in
coordinating
and
fulfilling
their
duties.
In
accordance
with
section
8.3,
the
Company
Secretary coordinates requests for
information from the members
of the Board outside
of
Board meetings and informs the President of the EB of such requests as appropriate.
12.3 Reporting The Company Secretary reports to the Chairman.
12.4 Official documents
The Company
Secretary is
responsible for keeping
UBS AG’s
official company
documents
and records including their certification.
13 Board Committees
13.1 Permanent and other
Committees
The
Board establishes
the
AC,
the
Compensation Committee
and the
RC
as permanent
Committees. The
Board may
set up
other Committees,
including ad
hoc
Committees, if
deemed appropriate or necessary.
13.2 Appointment
From among its members the Board appoints the
Committee members and the respective
Chairpersons.
13.3 Responsibilities and
authorities
Based
on
article
26
of
the
AoA,
the
Board
delegates
certain
responsibilities
and
authorities
to
the
Committees
pursuant
to
the
annexes
to
these
ORs.
Where
preparatory
and
implementation
responsibilities
in
relation
to
article
24
of
the
AoA
are
delegated to
the Committees,
the overall
responsibility for
such delegated
competences
remains with the Board.

Executive Board
14 Delegation
14.1 Delegation of
management
The Board delegates the executive management of UBS AG as set out in section 2.1(ii).
14.2 Further delegation
by the EB
The
President
of
the
EB
and
the
EB
may
further
delegate
certain
responsibilities
and
authorities and
may empower
further delegation
of such
responsibilities and
authorities.
Such
delegations
must
be
in
writing,
and
clear
rules
on
responsibilities,
authorities
and
accountabilities must be
established. Specific
responsibilities and authorities
delegated by
the EB to an EB Committee will be
set forth in a resolution adopted or a charter
approved
by the EB.
14.3 Time -critical matters
The
EB
will
establish
arrangements
to
ensure
that
decisions
are
made
in
a
time
-critical
business matter, should the responsible EB member be unable to act.
15 Executive Board
15.1 Composition and
appointment
Under
the
leadership
of
the
President
of
the
EB,
the
EB
is
comprised
of
the
members
detailed in sections
16 to 24
of these ORs
and such further
EB members as
appointed by
the Board upon proposal of the President of the EB.
15.2 Responsibilities
and authorities
Under
the
leadership
of
the
President
of
the
EB,
the
EB
has
executive
management
responsibility for UBS
AG and its
business. This includes,
but is not
limited to, developing
and implementing UBS AG strategies approved
by the Board and which take into
account
the Group’s
strategies, budgeting,
planning and
resource allocation,
and evaluating
and
monitoring
business
performance.
This
also
includes
ensuring
the
efficient
use
of
the
financial
resources
of
UBS
AG
in
accordance
with
Group
guidelines,
policies
and
governance over intra-divisional treasury allocations.
The
EB
develops,
implements
and
maintains
an
appropriate
and
adequate
business
organization designed to
ensure compliance
with applicable laws
and regulations and
an
appropriate management information system.
The EB is also responsible for ensuring
effective management
and coordination of issues
on
behalf of
UBS AG which
arise from
interactions
and interdependencies
between UBS
AG and
all
entities of
the
Group
or
UBS
AG
and
the
BDs
or
GF.
Notwithstanding this,
the
legal
independence of UBS AG and the
provisions of applicable local laws, rules and regulations
must be observed
to the extent
legally required.
15.3
EB as risk council
The EB acts
as the risk council
of UBS AG.
It has overall responsibility
for establishing and
implementing risk management and control
within UBS AG. It
manages the risk profile of
UBS
AG
as
determined
by
the
Board
and
the
RC
and
is
supported
by
the
FRC.
The
EB
determines its requirements for risk reporting, including improvements and changes to the reports, and receives periodic updates on risk data limitations.
15.4 Preparation of Board
decisions
Where proposals for decisions must be made to the Board, the EB prepares such proposals and supports the Board in its decision-making process.
15.5 Further duties
The EB is furthermore responsible for all management matters not reserved under the AoA
or the ORs to any other person or Corporate Body.
15.6 Meetings, agenda and
notice period
The EB meets at least once every
month or as appropriate. The agenda
must be sent to the
EB members at
least five calendar
days prior to
the date of
the EB meeting
together with
all
necessary
supporting
material.
In
time-critical
cases,
an
EB
meeting
(called
by
the
President
of
the
EB
as
required
or
at
the
request
of
one
EB
member
addressed
to
the
President of the
EB) may be
held and
the supporting
material may be
sent on
shorter notice.
EB meetings are chaired by the
President of the EB or, if
absent, by the nominated deputy
President of the EB. EB meetings may be held in person or by audio or video conference.
15.7 Quorum of attendance The presence
, either
in person
or by
audio or
video conference,
of a
majority of
the EB
members is required to pass valid EB resolutions.

15.8 Quorum of resolutions
The resolutions
of the
EB are
passed by
the majority
of the
votes of
the EB
members present.
The President of the EB has the power to overrule any EB resolution. If the President of the
EB exercises this
power, the President
of the EB
must inform the
Chairman as well
as the
EB immediately.
15.9 Minutes of EB meetings
Minutes are
taken
of
all
EB meetings.
They
contain all
resolutions made
by
the
EB. The
minutes are sent to all EB members and to the Chairman. Board members may inspect the
EB minutes
in accordance
with section
8. Section
6.9 applies
mutatis mutandis
to the
EB
minutes.
15.10 Circular resolutions
With respect to circular resolutions of the EB, sections
7.4 and 7.5 apply mutatis mutandis.
15.11 Matters requiring
immediate attention
With
regard
to
matters
which
require
immediate
attention,
and
if
it
is
not
feasible
to
convene an audio or video conference
or to proceed by circular resolution within the
time
available,
the
President
of
the
EB
may,
together
with
two
other
EB
members,
make
decisions, which have the effect of EB resolutions. EB members who could not be reached
in
time
must
be
informed
together
with
the
Chairman
as
soon
as
possible.
Section
7.5
applies mutatis mutandis to such resolutions.
15.12 Assessment
At least annually the President of
the EB assesses the performance of
the EB. Such a review
seeks to
determine whether
the EB
functions effectively
and efficiently.
In light
of the
annual
assessment, the President
of the EB
must consider whether
any changes should
be made
to the composition of the EB.
15.13 Further duties of EB
members
In addition, to the responsibilities for each EB member set out below, further details of the responsibilities and key authorities further delegated to the
EB members are set out in the
annexes to
these ORs
and the
relevant Business
Regulations or
role profiles.
EB members
execute their responsibilities with due care and diligence and supervise the organization of their functional areas and the execution
of delegated responsibilities for which they
retain
overall accountability.
16 President of the Executive Board
16.1 Appointment The President of the EB is appointed by the Board upon proposal of the Chairman.
16.2 Function, substitution
The President
of the
EB is
the highest
executive officer
of UBS
AG and
has responsibility
and accountability for the management and performance of UBS AG. The President of the
EB nominates
a deputy
from within
the EB,
who is
confirmed by
the Board.
The deputy
President
of
the
EB
shall
temporarily
exercise
all
responsibilities
and
authorities
if
the
President
of
the
EB
should
be
incapacitated
or
unavailable
to
exercise
the
function
as
President of the EB.
16.3 Main responsibilities
and authorities
The President of the EB has the overall day -to-day management responsibility for UBS AG.
In particular, he is responsible for:
(i) convening and presiding over the EB meetings;
(ii) leading the business and strategic planning and forecasting;
(iii) the financial results of UBS AG;
(iv) exercising all authorities allocated to UBS AG which are not otherwise delegated;
(v) providing regular updates on the business to the Group CEO, as required;
(vi)
effective management
of UBS
AG’s financial
resources, people,
infrastructure and
risks; and
(vii)
ensuring effective collaboration with the Group.
The President
of the
EB assumes
a leading
role in
preparing the
Board’s consideration
of
UBS AG’s strategy,
risk and compensation principles. Together
with the Chairman, he has
the responsibility for UBS AG’s reputation.
16.4
Right to overrule decisions
The
President
of
the
EB
has
an
all-encompassing
right
to
information
about
and
examination of all matters handled in the business. The President of the EB has the power
to overrule any decisions made by
any management body, including any resolution by
the
EB (see section 15.8).
16.5 Reporting to the Board
The President of
the EB ensures
that the Chairman
and the Board
are kept
informed in a
timely
and
appropriate
manner
on
all
matters
falling
within
the
scope
of
their
responsibilities as well
as important business
developments, issues or
decisions taken by
the
EB in particular with regard to matters which may have a material financial, operational or
reputational impact on UBS AG.
Further, the
President of
the EB
(either personally
or through
any other
EB member)
regularly
informs the Board on:
(i) key performance indicators and other relevant financial data of UBS AG;
(ii)
existing and emerging risks, issues and mitigating measures;
(iii)
updates on developments in important markets and on peers; and

(iv) information on all issues which may affect the supervisory or control function of the
Board.
16.6 Reporting by EB members
Each member of the EB detailed
in sections 17 to 2
4 below reports directly to
the President
of the EB and the relevant function within the Group and shall inform the President of the
EB or EB as
appropriate of material matters
and key developments within
the scope of their
responsibilities.
The
Functional
Heads
have
an
obligation
to
advise
the
Chairman
and
relevant Committees on significant issues arising in the field of their responsibilities.
17 Chief Financial Officer
17.1 Responsibilities and
authorities
The CFO has in particular the following responsibilities:
(i)
managing
UBS
AG’s
financial
accounting,
controlling,
forecasting,
planning
and
reporting processes;
(ii)
ensuring transparency in and assessing the financial performance of UBS AG;
(iii) developing UBS AG’s inorganic strategy in collaboration with the EB and supporting the EB members in mergers and acquisitions, as well as equity investment topics,
by
monitoring the progress of key inorganic growth initiatives;
(iv)
managing and
controlling UBS
AG’s tax
affairs, treasury
and capital
management,
including funding and liquidity risk, and UBS AG’s regulatory capital ratios;
(v)
ensuring
asset
and
liability
management
by
balancing
consumption
of
UBS
AG’s
financial resources;
(vi)
consulting with the AC to
make proposals to the Board
regarding the standards for
accounting
to
be
adopted
by
UBS
AG
and
defining
the
standards
for
financial
reporting and disclosure;
(vii)
managing the
external audit
process and
assisting the
AC in
its role
to ensure
the
effectiveness of the external audit function;
(viii) developing UBS AG’s governmental policy and regulatory approach;
(ix)
coordinating
external
governmental
and
regulatory
relations
and
overseeing
important regulatory matters; and
(x)
developing
global
and
local
recovery
and
resolution
plans
and
defining
adequate
resolvability improvement measures.
18 Chief Risk Officer
18.1 Responsibilities and
authorities
The CRO has in particular the following responsibilities:
(i)
developing
UBS
AG’s
risk
management
and
control
framework
(including
risk
principles,
risk
appetite
and
risk
limits)
for
the
credit,
market,
country,
liquidity,
funding, model and sustainability and climate risk categories;
(ii)
implementing independent control
frameworks for these
risk categories, on
the basis
of and in accordance with the framework approved by the Board, including:
(a) risk measurement, aggregation, portfolio controls and risk reporting; and
(b)
taking decisions on transactions, positions, exposures,
portfolio limits and allowances
in accordance with the risk control
authorities delegated to the CRO; and
(iii)
monitoring,
assessing
and
challenging
UBS
AG’s
risk-taking
activities
for
the
risk
categories under CRO responsibility.
19 General Counsel
19.1 Responsibilities and
authorities
The GC has in particular the following responsibilities:
(i)
managing
UBS
AG’s
legal
affairs
and
ensuring
effective
and
timely
assessment
of
legal matters impacting UBS AG or its businesses;
(ii) providing the legal advice required by UBS AG; and
(iii)
management and reporting
of all litigation
and other significant
contentious matters,
including all legal proceedings which involve UBS AG.
20 Chief Compliance and Operational Risk Control Officer
20.1 Responsibilities and
authorities
The CC ORCO has in particular the following responsibilities:
(i)
developing
UBS
AG’s
risk
management
and
control
framework
(including
taxonomies
and
risk
appetite)
for
non-financial
risks,
comprising
compliance,
financial crime and operational risk clusters;
(ii) implementing the independent control frameworks for non-financial risks to protect
UBS AG against non-compliance with applicable laws, rules and regulations;
(iii) managing the firm’s new business governance process;
(iv)
monitoring, assessing and challenging
the management of non-financial risks
arising
from UBS AG’s business activities as well as aggregating and reporting non-financial risks including major changes in non-financial risk assessments;
(v)
governing
UBS
AG’s
internal
and
external
investigations
portfolio,
performing
important investigations,
ensuring timely
reporting of
serious compliance
breaches
and supporting the selection of appropriate measures; and

(vi)
maintaining compliance
frameworks for
UBS AG
including the
whistleblowing and
financial crime risk prevention frameworks.
21 Head Human Resources and Corporate Services
21.1 Responsibilities and
authorities
The Head HRCS has in particular the following responsibilities:
(i)
defining and
executing an
HR strategy
aligned to
UBS AG’s
objectives, positioning
UBS AG
as employer
of choice
and providing
HR services
to employees
as well
as
strategic
advice
to
line
managers
and
EB
members
supporting
them
to
attract,
engage, develop and retain talent;
(ii) supplying real estate infrastructure and general administrative services to UBS AG;
(iii)
directing
and controlling
all supply
and demand
management
activities,
supporting
UBS
AG with
its third-party
risk and
sourcing strategies and
managing UBS
AG’s near-/
offshore,
outsourcing
and supplier-related
processes;
(iv)
promoting,
enhancing
and
protecting
a
client-centric
and
employee-focused
UBS
brand, and delivering impactful internal and external multi-channel communications and brand strategies that support business ambitions; and
(v) providing securities services.
22 Chief Operating Officer
22.1 Responsibilities and
authorities
The COO has in particular the following responsibilities:
(i)
developing and coordinating UBS
AG’s operational integration and
alignment of BDs
in support of the implementation of UBS AG’s strategy;
(ii)
ensuring a
coherent approach
to the
front-to-back control
environment across
BDs
and aligned
end-to-end capabilities
within GFs
operating out
of UBS
AG to
deliver
efficient support for UBS AG’s operating model;
(iii)
driving
innovative
technology
solutions
and
digitalization,
delivering
technology
services, tools and infrastructure, including cyber
protection and technology security,
in line with the needs of the BDs and GF;
(iv)
overseeing the prioritization of the technology enabled change initiatives;
(v)
directing and governing
all technology development
and engineering management
activities;
(vi)
delivering
centralized,
cost
efficient
operations
services
to
the
BDs
and
GFs
that
support
core
processes,
maintaining
and
overseeing
UBS
AG’s
crisis
management
operations, providing data governance;
(vii) coordinating coherent and consistent execution and completion of the Credit Suisse integration plans including
wind-down, in accordance
with the UBS
AG and Group
strategy; monitoring progress and
active management of execution
risks, synergies,
and deliverables, as appropriate.
23 Regional Presidents
23.1 Responsibilities and
authorities
The Regional Presidents have in particular the following responsibilities:
(i) cross-divisional collaboration; and
(ii)
representing UBS AG to the broader public in their Region.
24 Divisional Presidents
24.1 Responsibilities and
authorities
The Divisional Presidents have in particular the following responsibilities:
(i)
proposing
BD
strategies
in
line
with
the
UBS
AG
and
Group
strategy
taking
into
account input from the Regional Presidents;
(ii) the operation and management of their BD; and
(iii)
controlling and administering the dedicated financial resources, risk appetite, people
and infrastructure of the BD.
25 Committees
25.1 EB Committees Pursuant to section 14.2 the EB establishes
(i)
the ALCO; and
(ii) the FRC
as permanent EB Committees.
25.2 Composition The composition is specified in dedicated terms of reference for each EB Committee.
25.3 Appointment The appointment is specified in dedicated terms of reference for each EB Committee.
25.4 Responsibilities and
authorities
The
EB
Committees
have
the
responsibilities
and
authorities
as
set
out
in
the
terms
of
reference of the respective committee:

(i) the ALCO is responsible for managing UBS AG’s assets and liabilities in line with the
UBS AG and Group strategy and regulatory requirements;
(ii)
the FRC
is responsible
for supervising
and controlling
UBS AG’s
business, financial
and
risk
profile
of
the
overall
UBS
AG
standalone
as
well
as
the
entity’s
business
activities in
Switzerland and
cross-jurisdictional branch-related
matters, in
line with
the
UBS
AG
and
Group
strategy
and
regulatory
requirements.
The
FRC
is
also
responsible for ensuring the
financial and risk profile
of UBS AG standalone complies
with the agreed risk appetite, by
ascertaining that appropriate and timely actions
are
taken.
25.5 Meetings and resolutions The sections 15.6 to 15.12 apply mutatis mutandis.
25.6 Reporting The EB
Committees report to the EB.

Internal Audit
26 Scope, responsibilities, authorities and reporting
26.1 Scope IA is the internal audit function for UBS AG.
26.2 Responsibilities IA independently, objectively and systematically assesses in particular the:
(i) soundness of UBS AG’s risk and control culture;
(ii)
reliability and
integrity of
financial and
operational information,
including whether
activities
are
properly,
accurately
and
completely
recorded,
and
the
quality
of
underlying data and models; and
(iii) design, operating effectiveness and sustainability of:
(a)
processes to define
strategy and risk
appetite as well
as the overall
adherence to
the approved strategy;
(b) governance processes;
(c)
risk
management,
including
whether
risks
are
appropriately
identified
and
managed;
(d)
internal controls, specifically
whether they are
commensurate with the
approved
risk appetite;
(e) remediation activities; and
(f) processes to comply with legal and regulatory requirements, internal policies, and
UBS AG’s constitutional documents and contracts.
IA
also
conducts
special
audits
at
the
request
of
the
AC,
or
other
Board
members,
Committees or the President of the EB in consultation with the AC.
26.3 Charter Details of the role, responsibilities and authorities of IA are set out in the charter for Group
IA. The charter is also to be endorsed by the Board for its applicability to UBS AG.
26.4 Access rights
IA
possesses unrestricted
auditing
rights
within
UBS
AG;
it
has
access
at
all
times
to
all
accounts,
books,
records,
systems,
property
and
personnel
to fulfill
its
auditing
responsibilities. The
IA Executive
UBS AG
has open,
direct and
unrestricted access
to the
Chairman, the RC and the AC, as well as to the President of the EB.
26.5 Independence
IA is
independent in
determining its
activities, in
particular when
establishing the
annual
audit
plan,
defining
audit
scope
and
executing
audit
engagements.
IA
reports
are
not
subject to any instructions or restrictions, and its authority to audit is unrestricted. At least
annually, the
IA Executive
UBS AG
confirms IA’s
organizational independence
to the
AC
and reports any potential impairments to independence.
27 IA Executive UBS AG
27.1 Reporting
The IA Executive UBS
AG
reports directly to the
Chairman. In addition, the
IA Executive UBS
AG has a functional reporting line to the AC, as well as to the Head Group IA, as set forth
in the AC charter.
The IA Executive UBS
AG must inform the
AC of the results
of the annual
internal audit plan and the
status of annual internal audit
objectives and must be in
regular
contact with the AC.
27.2 Appointment The IA Executive UBS AG is appointed by the Board in consultation with the Chairman and the AC, based on a proposal by the Head Group IA.

Special provisions
28 Authority to sign
28.1 In general
Signing
in
the
name
of
UBS
AG
requires
two
authorized
signatures
to
be
binding.
Any
employee of UBS AG having one of
the following ranks or functions is authorized
to sign,
jointly with another authorized signatory, on behalf of UBS AG:
(i)
the Chairman and each of the Vice Chairmen;
(ii) each of the EB members;
(iii) the IA Executive UBS AG and the Company Secretary;
(iv)
each
of
the
Managing
Directors,
Executive
Directors
and
Directors
or
senior
employees with equivalent ranks;
(v) each of the Associate Directors (including “Prokuristen,” as applicable); and
(vi)
for
specified
locations,
each
of
the
Authorized
Officers
(including
“Handlungs-
bevollmächtigte,” as applicable).
28.2 Signing policy
The GC
issues a
signing policy
for UBS
AG, specifying
all details,
including the
scope of
signature authorities
and possible
extensions,
exceptions to
the
joint signature
authority
principle, and the
possibility for signatories
of the Group
to sign on
behalf of
UBS AG. In
addition, UBS AG
Entities establish their
own rules, according
to mandatory provisions
of
local laws, rules and regulations.
29 Form of signature
29.1 Signature form All authorized signatories sign by adding their signature to the name of the legal entity on whose behalf they act.
30 Conduct of Board and EB members
30.1 Duty of care and loyalty
Each member of the
Board and the EB
is under a duty
to carry out their
responsibilities with
due care and
to safeguard and
further the interests
of UBS AG
and of all
of its shareholders.
30.2 Conflicts of interest
The Board and
EB members must
arrange their personal
and business affairs,
including their
affairs with
regard to
a related
person or
company, so
as to
avoid, as
far as
possible, an
actual, perceived or potential conflict of interest.
30.3 Disclosure of conflict
of interest
Each
Board
and
EB
member
must
disclose
any
actual,
perceived
or
potential
conflict
of
interest generally arising or relating to any matter to be discussed at a meeting, as soon as the Board or EB
member becomes aware of
its existence. Board members
and the President
of the EB must disclose
to the Chairman, the Chairman
must disclose to the Vice Chairman
and EB
members must
disclose to
the President
of the
EB in
full, any
such conflict
of interest.
30.4 Procedural measures A
Board or EB member with a conflict
of interest may participate
in the discussion involving
the interest
at stake but shall
abstain from voting
on the relevant
matter. If the Chairman
(in
case of
Board members
and the
President of
the EB),
the
Vice Chairman
(in
case of
the
Chairman) or the
President of the
EB (in
case of
EB members),
concludes that the conflict
situation
requires
stricter
measures,
they may
additionally
exclude
the conflicted
member
from
any discussions
on the
relevant
matter
or exclude
the conflicted
member
from any
discussions
and information
(incl. supporting
material and
meeting minutes)
on the relevant
matter. The
existence of the conflict and
the measures taken must be
recorded in the meeting minutes.
In the event of doubt, the
Chairman or the President of the EB shall request the respective
Corporate Body
to
determine whether
a
conflict of
interest exists
and
to
determine the
appropriate
measures to
address the
conflict situation.
Further, section 2.5 applies where EB
members have additional reporting lines within legal
entities of
the Group.

30.5 Duty of confidentiality
Except
for
information
already
in
the
public
domain,
each
Board
and
EB
member
shall
handle all information
relating to UBS
AG learned during
the performance of
their duties
with the
utmost discretion
at all
times. Such
information may
only be
disclosed to
third
parties
with
prior
written
clearance
from
the
Chairman
or
the
President
of
the
EB.
This
obligation and duty continues even after the term
of office of the Board or EB
member has
expired for as long as the relevant information remains confidential.
30.6 Benefits of Board and
EB members
If a
Board or
EB member
becomes aware
of the
fact that
they may
receive a
financial or
non-financial benefit other than any salary,
remuneration or other benefit from
UBS AG, as
a result of employment with UBS AG, that person must:
(i)
promptly inform
the Board,
in the
case of
a Board
member or
the President
of the
EB; and
(ii)
promptly inform the President of
the EB, in the case
of an EB member other
than the
President of the EB.
31 Entry into force, amendments
31.1 Entry into force
These
ORs
replace
the
former
regulations
of
17
April
2025
governing
the
internal
organization
of
UBS
AG
and
come
into
effect
on
5
January
2026,
based
on
a
Board
resolution of UBS AG dated 5 January 2026.
31.2 Amendments These ORs may be amended by the Board only with the approval of FINMA.

Annex A –
Organizational
chart of UBS AG

Organizational chart of UBS AG

Annex B
– Charter of the
Committees of the Board

Contents
Introduction
1
Basis and purpose
24
Membership and constitution
2
Number of Committee members and their independence
25
3
Constitution
25
Responsibilities and authorities
4
Delegation of responsibilities and authorities
26
5
Audit Committee
26
6
Compensation Committee
27
7
Risk Committee
28
8
Further responsibilities and authorities
29
9
Delegation to a member or subcommittee
29
10
Information rights
29
11
Meeting with third parties
29
Meetings and resolutions of the Committees
12
Meetings
30
13
Information rights
30
Reporting
14
Regular reporting
31
15
Special reporting
31
Special provisions
16
Confidentiality
32
17
Self-assessment and adequacy review
32

Introduction
1 Basis and purpose
1.1 Basis
This Committees’
charter is
enacted by
the Board
pursuant to
articles 716
–
716b CO,
articles
24 and 26 of the AoA and sections 5.9 and 13.3 of the ORs.
1.2 Purpose
The
purpose
of
this
Committees’
charter
is
to
set
out
the
objectives,
composition
and
responsibilities of the permanent Board Committees, being:
(i)
the Audit Committee;
(ii) the Compensation Committee; and
(iii) the Risk Committee.

Membership and constitution
2
Number of Committee members and their independence
2.1 Minimum number of
Committee members
Each Committee must have at least three Committee members.
2.2
Independence
Each Committee
must consist
of members
of the Board
who:
(i)
with respect
to the AC, are all independent as defined by section 3.2 of the ORs;
(ii)
with respect
to the
Compensation Committee
and RC,
are independent,
in a
majority,
as defined by section 3.2 of the ORs.
At least one
member of
the RC must
also be a member
of the Compensation
Committee.
2.3 Presence of the Chairman
The Chairman may, in
consultation with the relevant
Chairperson, attend the meetings
of
Committees as a non-voting guest.
3 Constitution
3.1 Appointment and removal
by the Board
The Chairperson
and the
Committee members
are appointed
pursuant to
section 4.3
of
the ORs,
and the
Board may
remove any
Committee member
or any
Chairperson at
any
time.
Should
a
vacancy
arise
on
any
Committee,
even
if
the
minimum
number
of
Committee members
pursuant to
section 2.1
of this
Committees’ charter
is still
met, the
Board may appoint the missing
member from among its members
for the remaining term
of office.

Responsibilities and authorities
4 Delegation of responsibilities and authorities
4.1 In general
Pursuant
to
section
13.3
of
the
ORs,
the
Committees
have
the
responsibilities
and
authorities set out in the annexes to the ORs.
5 Audit Committee
5.1
In general
The
function of
the
AC
is
to
support the
Board in
fulfilling its
oversight duty
relating to
financial reporting
and internal
controls over
financial reporting,
the effectiveness
of the
external and internal audit functions as well as of whistleblowing procedures.
Management is responsible for the preparation, presentation
and integrity of the financial
statements, while
the external
auditors are
responsible for
auditing financial
statements.
The AC’s responsibility is one of oversight and review.
5.2 Responsibilities and
authorities
The AC’s responsibilities
and authorities
are to:
(i) Financial statements:
(a)
monitor the
integrity
of the financial
statements
and any announcements
related to
financial
performance,
and
review
significant
financial
reporting
judgements
contained
in them, before
recommending
their approval
to the Board;
(b) review and propose to the Board for approval UBS AG’s annual report; advise the
Board on
whether UBS
AG’s annual
report and
financial statements, taken
as
a
whole,
are fair,
balanced
and understandable,
and provide
the information
necessary
for shareholders
to assess
the company’s
position
and performance,
business
model
and strategy;
(c)
review
the
organization
and
completeness
of
the
financial-reporting
process
including UBS
AG’s internal
control system
and procedures
as they
relate to
the
integrity
of the
financial
statements,
taking into
account
the reports
provided
by the
EB, the external auditors, IA, regulators
or other information as determined
by the
Committee
to be appropriate;
(d)
review management’s
SOX 404 report in relation to internal
controls over financial
reporting;
(e)
review
significant
accounting
policies
and practices,
and compliance
with accounting
standards;
and
(f)
review arrangements
for
compliance with
UBS
AG’s
legal, regulatory
and
other
requirements (including tax matters) as they relate to the
integrity of the financial
statements
or financial
report;
(ii) External audit:
(a)
oversee the relationship
with and assess the qualifications,
expertise, effectiveness,
independence
and performance
of the
external
auditors
and their
lead audit
partner;
support
the
Board
in
reaching
a
decision
in
relation
to
the
appointment,
reappointment
or dismissal
of the
external
auditors
and the
rotation
of the
lead audit
partner;
(b)
approve the engagement
letter of the external
auditors, including
the scope of the
audit and
the fees and
terms for the
planned audit
work;
(c)
oversee all
audit and permitted
non-audit services
provided by
the external
auditors
and establish
such policies
as the Committee
deems appropriate;
(d)
annually
review
the
external
auditors’
summary
of
adjusted
and
unadjusted
differences;
and
(e)
review the
regulatory
audit plan and
the results
of regulatory
audits;
(iii)
IA:
(a)
monitor and
assess the
effectiveness, independence and
performance of
the
IA
Executive UBS
AG and IA;
(b)
approve
IA’s
annual
audit
plan
and
objectives
including
subsequent
significant
changes to
the plan;
(c)
approve IA’s performance objectives, budget
and resource plan
and monitor
IA’s
delivery of
its annual
audit objectives;
and
(d)
request
special
audits
to be
conducted
either by
IA or
by mandating
third parties
and
review and approve such
request from other Board members, Committees or
the
President
of the EB;
(iv)
Whistleblowing
and investigations:
(a)
review the effectiveness of the
firm’s whistleblowing policies and procedures and

ensure that
appropriate
whistleblowing
mechanisms
are in place;
(b)
review on
a quarterly
basis the
levels of
new and pending
whistleblowing
cases and
reports on
complaints
made regarding
accounting,
auditing or
other matters;
(c)
review on a
quarterly
basis reports
on internal
investigations;
and
(d)
conduct or direct
any investigation,
including the
retention of external
advisors and
consultants
(at
UBS
AG’s
expense),
as
it
considers
necessary
to
discharge
its
responsibilities;
and
(v)
Human Resources:
(a)
annually provide
input on the performance
of the CFO, GC, CRO and CCORCO to
the President
of the EB;
and
(b)
review and
make recommendations
to the Board
regarding
decisions
relating to
the
hiring and
dismissal of
the CFO.
6
Compensation
Committee
6.1 In general
The function of
the Compensation Committee is
to support
the Board
in its
duties to
set
guidelines on
compensation and benefits,
to
oversee implementation thereof, to
approve
certain compensation
and to scrutinize
executive performance.
6.2 Responsibilities and
authorities
The Compensation
Committee’s
responsibilities
and authorities
are to:
(i)
Compensation
strategy and
principles:
(a)
periodically
review
the
compensation
strategy
and
principles
and
propose
any
material changes
to the Board
for approval;
and
(b)
evaluate the
effectiveness
of pay for
performance
results of
UBS AG;
(ii)
EB performance
assessment
framework and
individual
objectives:
(a)
propose, upon proposal of
the Chairman, financial performance targets and non-
financial objectives
for the President
of the EB
for approval
by the Board;
and
(b)
approve, upon proposal
of the
President of the
EB, the
performance assessment
framework (including
financial performance
targets) for the
other EB members
and
inform the
Board;
(iii)
EB performance
assessments:
(a)
propose, upon proposal
of the
Chairman, the President of
the EB's
performance
assessment
for approval
by the Board;
and
(b)
propose,
upon proposal of
the President
of the EB,
the performance
assessments
of
the other
EB members
for approval
by the Board;
(iv)
Compensation
framework and
plans:
(a)
approve key
features of
the compensation
framework
for EB members;
(b)
be informed of key features of the
compensation framework for employees
other
than EB members;
(c)
approve
key
terms
of
any
new
or
amended
compensation
plans
or
other
compensation
arrangements
with
a
material
financial,
reputational
or
strategic
impact or significant
use of UBS
Group AG shares;
(d)
be informed
of key terms
of any new
or amended pension
and benefit
plans with a
material financial,
reputational
or strategic
impact;
(e)
approve the
share ownership
policy for
EB members;
and
(f)
propose the remuneration/fee framework for Board members for approval by the
Board.
(v)
Compensation
governance:
(a)
approve
key
terms
for
material
individual
variations
to
standard
mandate,
employment or termination
agreements for
non-independent
Board members
and,
upon proposal of the Chairman,
for the President
of the EB and, upon proposal of
the President of the EB, for other EB members;
(b)
approve the engagement
of and fees for any
external advisors/consultants
retained
by
the
Compensation Committee;
considering
factors
relevant
to
the
advisors’
independence
from management;
(c)
approve material
public disclosures
on UBS AG
compensation
matters;
(d)
approve
the peer
group
framework
used
for Board
and EB
members’
pay
comparison
purposes;
(e)
meet with the
RC annually to
ensure that the compensation framework supports
appropriate
risk awareness
and management
as well as
appropriate
risk-taking;
and
(f)
be
informed of
major
regulatory developments,
shareholder initiatives
and
best
practices in
executive
compensation;
(vi)
Other compensation
competences:
(a)
approve the total
compensation
for the Chairman and
the non-independent
Board
members;
(b)
propose, upon proposal
of the Chairman, the total
compensation for
the President
of the EB for
approval by
the Board;
(c)
propose,
upon proposal
of the
President
of the
EB, the
individual
total
compensation
for the other
EB members
for approval
by the Board;
(d)
approve,
upon
proposal
of
the
Chairman,
the
total
compensation
for
the
IA
Executive UBS AG, the Company Secretary and, upon proposal
of the President of
the EB, the
total compensation for former EB members for
the first financial year

after leaving
the EB; and
(e)
for
employees
within
UBS
AG,
approve
the
aggregated
and/or
total
individual
compensation
of certain
employees
(including
independent
control
functions)
based
on regulatory
requirements;
(vii)
Other competences
related to
specific regulatory
requirements:
(a)
review and
approve the
Remuneration
Policy Statement
to be submitted
annually
to
the PRA;
(b)
review
and approve
as appropriate
any information
provided
to UBS
AG shareholders
with respect to the approval
of the ratio between variable
and fixed compensation
for employees
in the European
Union; and
(c)
make recommendations as
appropriate where it
becomes aware of
any event
or
matter that would justify the operation of malus or clawback for UBS AG London
Branch staff
in accordance
with compensation
plan rules.
7 Risk Committee
7.1 In general
The function of the RC is to oversee and support the Board in fulfilling its duty to super
vise
and set an
appropriate
risk management
and control
framework in
the areas of:
(i)
financial and
non-financial
risks; and
(ii)
balance
sheet,
treasury
and
capital
management, including
funding,
liquidity
and
equity attribution.
The RC considers
the potential
effects of
the aforementioned
risks on UBS
AG’s reputation.
7.2 Responsibilities and
authorities
The RC’s responsibilities
and authorities
are to:
(i)
Risk management
and control:
(a)
review and
propose
to the
Board for
approval
the principles
of the
risk management
and
control
framework (including
the
Risk
Appetite Framework
and
overall risk
appetite statement
of UBS AG,
delegation
of risk
authorities
and material
risk limits)
relative to
UBS
AG’s
operations, assess
management’s respective
proposals and
recommend
any required
changes to
the Board;
(b)
review and
approve the
risk appetite (including
objectives and binding
scenarios)
relative
to UBS AG’s
activities
and risk
profiles,
including
allocation
of responsibilities
within the
risk management
and control
framework;
(c)
review and advise
the Board on the risk,
capital, liquidity
and funding, and balance
sheet section
of UBS AG’s
annual report;
(d)
periodically
assess the
appropriateness
of major policies
and procedures
adopted by
the EB relating
to the risk
management
and control
of significant
risks;
(e)
review and
make recommendations
to the Board
based on
proposals
from the
EB in
relation to
material risk
limits and
periodically
review allocations
and authority
levels
relating
to
those
limits.
Material
risk
limits
include
those
relating
to
portfolios,
concentrations, products, sectors or other categories relevant to the strategy, risk
profile and
risk capacity
of UBS AG as
approved by
the Board;
(f)
review
and
approve
the
principal characteristics
of
UBS
AG’s
risk
measurement
framework (including changes thereto) used to identify, model, measure, monitor and report
risks;
(g)
monitor and oversee the
risk profile of
UBS AG
within the context
of the
Board-
determined
risk profile,
risk capacity
and limit structure;
(h)
systematically
review high-risk areas of UBS AG and assess the effectiveness of the
steps taken
by the EB
to manage or
mitigate such
risks;
(i)
review
and
assess
the
asset
and
liability management
framework, liquidity
and
funding;
(j)
review regulatory framework reforms affecting
areas within the scope of the
RC’s
mandate and
recommend any
required changes
to the Board;
(k)
consider UBS AG’s strategy
to deal with anticipated or existing
high-level risks and
assist the Board by reviewing and assessing
management’s proposals
in relation to
strategy;
(l)
review
management’s
proposals
and
as
appropriate
propose
to
the
Board
for
approval,
a recovery
plan and resolution
strategy for
UBS AG;
(m)
review management’s assessments of
UBS AG’s
non-financial risk exposures and
related risk-oriented
activity plans;
(n)
periodically
review
material
communications
(including
formal
assessments)
between UBS
AG and its principal
regulators;
(o)
review projects
and remediation
activities (as
determined by
the RC) undertaken
by
the
management
to
address
critical
changes
to
the
risk
management/control
environment;
and
(p)
periodically meet with the Compensation Committee to ensure that the compen-
sation
framework
appropriately
reflects
risk
awareness
and
management,
and
ensures appropriate
risk-taking;
(ii) Risk reporting:
(a)
determine
risk reporting
requirements
that allow
for an
effective
oversight
by the
RC
and communicate changes
to report owners if reporting
requirements are not met

or change;
(b)
review risk
reports,
including
reports from
management
that assess
the likelihood
of
risks materializing, the monitoring of emerging trends via forecasts or stress tests, the adequacy
and appropriateness
of the
internal
controls
to manage
those
risks
and
that contain
agreed measures to
reduce risks
or deal
with specific
risk situations
including
stress situations;
and
(c)
receive periodic
updates on limitations
that prevent
full risk data
aggregation
in the
risk reports;
and
(iii) Human Resources:
(a)
annually provide
input on the performance
of the CRO, CFO, GC and CCORCO to
the President
of the EB;
and
(b)
review and
make recommendations
to the Board
regarding
decisions
relating to
the
hiring and
dismissal of
the CRO and
the CCORCO.
8
Further responsibilities
and authorities
8.1
Further responsibilities
and authorities
The Board may
entrust further
powers and
duties to
the Committees
by Board resolution.
9
Delegation
to a member
or subcommittee
9.1
Further delegation by
the Committees
Each Committee
may delegate
some of its
tasks to one
of its members
or to a subcommittee
comprised
of
two
or
more
of
its
members.
Such
delegations
shall
be
recorded
in
the
Committee’s
minutes and
the Chairman
must be informed.
10
Information
rights
10.1 Committees
In accordance with the
procedure set out in
section 8.4 of
the ORs, each
Committee may
request any relevant information or
special reports from any
EB member or
IA on
matters
relating to
its respective
responsibilities
set out in
this Committees’
charter.
10.2 Committee members
For the information
rights of each
Board member,
see section
8 of the ORs.
11
Meeting with
third parties
11.1 Meeting with third parties
The Committees may,
in performing their
duties, take advice
from and meet as a body with
third parties.
In consultation
with the
President
of the
EB, they
may meet
with regulators.
The
Chairperson
shall inform
the Chairman
accordingly.

Meetings and resolutions of the Committees
12 Meetings
12.1 Number of meetings
Each Committee meets
as often as
its business requires,
but at least
four times a
year for
the AC, the Compensation Committee and the RC.
The AC and RC hold at least four joint meetings a year.
The Compensation Committee and RC periodically hold joint meetings.
12.2
Request, invitation,
agenda, notice period,
chair and format
Committee meetings, including joint meetings, are called and held in compliance with the
rules
set
out
in
the
ORs
(sections
6.2
to
6.5
and
6.7
of
the
ORs
to
be
applied
mutatis
mutandis).
12.3
Presence of third parties
at Committee meetings
Each Chairperson
may, on
their own motion
or upon request
of any
Committee member
or
the
Chairman,
invite
EB
members,
as
well
as
other
persons,
to
attend
Committee
meetings as guests. The President of the EB will be informed accordingly.
12.4 Special rules for the AC The AC holds Committee meetings:
(i)
normally with
the participation
of the
IA Executive
UBS AG,
representatives of
the
external
auditors,
the
President
of
the
EB,
the
CFO
and
the
Controller
and
Chief
Accounting Officer; and
(ii)
periodically,
only
with
the
participation
of
the
IA
Executive
UBS
AG,
the
external
auditors,
or
with
members
of
management,
or
a
combination
of
any
of
the
aforementioned.
12.5 Special rules for the RC
Generally, the
President of
the EB,
the CFO,
the CRO,
the GC,
the CCORCO,
the IA
Executive
UBS AG and representatives of the external auditors
participate (to the extent necessary) in
each meeting of the RC. The invitation of other persons is at the discretion of the RC.
12.6
Resolutions
Resolutions are passed
by a majority of
the Committee members
present; in case of
a tie,
the decision is
passed on to
the Board and
decided in accordance
with section 7.2
of the
ORs. Sections 7.1 and 7.3 to 7.5 of the ORs apply mutatis mutandis.
12.7 Minutes
The minutes
of Committee
meetings, including
joint meetings,
must fulfill
the conditions
set out in sections 6.8, 6.9 and 7.5 of the ORs and be distributed to the Chairman.
13 Information rights
13.1 Information rights
Section 8 of the ORs applies mutatis mutandis
to the information rights of the Committees
and the Committee members.

Reporting
14 Regular reporting
14.1 In general
Each Chairperson ensures that
the Chairman and the
Board are kept informed
in a timely
and
appropriate
manner.
Each
Chairperson
(either
personally
or
through
another
Committee member) regularly
reports to the
Board at the
Board meetings on
the current
activities
of
their
Committee
and
on
important
Committee
issues,
including
all
matters
falling within the duties and responsibilities of the Board, namely:
(i) proposals for resolutions to be considered, or other action to be taken by the Board;
(ii)
resolutions and
decisions made
by the
Committee and
the material
considerations
that led to such resolutions and decisions; and
(iii) activities and important findings of the Committee.
14.2 Submitting of proposals
and recommendations
Each Chairperson submits, in writing, the proposals and
resolutions mentioned in sections
14.1(i)
and
(ii)
of
this
annex
to
the
Board
unless
such
proposals
are
contained
in
the
Committee minutes; the remaining reporting is generally done orally.
14.3
Annual reporting of
the Committees
Each
Committee
annually
submits
a
report
to
the
Board,
detailing
the
activities
of
the
Committee during the previous twelve months.
15 Special reporting
15.1 AC
Following
the
completion
of
the
audit
and
the
annual
financial
statements,
the
AC
Chairperson submits annually to the Chairman, for the attention of the Board:
(i)
the
AC’s
assessment
of
the
qualification,
independence
and
performance
of
the
external auditors;
(ii)
the AC’s assessment of the
design of UBS AG’s
internal control system for financial
reporting and the
coordination and interaction
between IA and
the external auditors;
and
(iii)
a recommendation
regarding the
audited financial
statements in
UBS AG’s
annual
report.

Special provisions
16 Confidentiality
16.1 Special rule The deliberations of the Compensation Committee are handled with the utmost discretion and are to be communicated
outside of the Committee only
to the extent permitted by
the
Chairperson. The Chairman is exempted with regard to
the confidentiality of deliberations.
17 Self-assessment and adequacy review
17.1 Self-assessment and
adequacy review
Each
Committee
reviews
the
adequacy
of
its
charter
at
regular
intervals,
but
at
least
annually,
and
recommends
to
the
Board
any
changes
considered
to
be
necessary
or
appropriate. For the
self-assessment, section
9 of
the ORs
is to
be applied
mutatis mutandis.

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